Exhibit 99.1 Pioneering a New Category in Regenerative Medicine Frequency Therapeutics Corporate Presentation April 2022

Forward-Looking Statements and Other Disclaimers This presentation contains forward-looking statements within the meaning of the process of clinical drug development and regulatory approval; limited experience Private Securities Litigation Reform Act of 1995. All statements contained in this successfully obtaining marketing approval for and commercializing product presentation that do not relate to matters of historical fact should be considered candidates; the results of earlier clinical trials not being indicative of the results forward-looking statements, including without limitation statements regarding the from later clinical trials; differences between preliminary or interim data and final timing and design of Frequency Therapeutics’ (the “Company”) new Phase 2b data; adverse events or undesirable side effects; disruptions at the FDA and other trial of FX-322, including the type of SNHL that the enrolled patients will have and regulatory agencies; failure to identify additional product candidates; new or the ability of design features to reduce bias, the interpretation and implications of changed legislation; failure to maintain Fast Track designation for FX-322 and such designation failing to result in faster development or regulatory review or the results and learnings of other FX-322 clinical studies, the acceptance by the FDA of particular endpoints in the Company’s trials, the treatment potential of FX- approval; costly and damaging litigation, including related to product liability, 322, FX-345, and the novel approach for remyelination in multiple sclerosis, the intellectual property or brought by stockholders; dependence on Astellas Pharma timing and progress of the FX-345 and remyelination programs, the sufficiency of Inc. for the development and commercialization of FX-322 outside of the United the Company’s cash, cash equivalents and short-term investments, estimates of States; misconduct by employees or independent contractors; reliance on third the size of the hearing loss population and population at risk for hearing loss, parties, including to conduct clinical trials and manufacture product candidates; estimates of the size of the population with multiple sclerosis, estimates of the compliance with laws and regulations, including healthcare and environmental, commercial opportunity of FX-322 and the impact on existing treatment health, and safety laws and regulations; failure to obtain, maintain and enforce paradigms, the ability of our technology platform to provide patient benefit, and protection of patents and other intellectual property; security breaches or failure the potential application of the PCA platform to other diseases. to protect private personal information; attracting and retaining key personnel; and ability to manage growth. These forward-looking statements are based on management’s current expectations. These statements are neither promises nor guarantees, but involve These and other important factors discussed under the caption “Risk factors” in known and unknown risks, uncertainties and other important factors that may the Company’s Form 10-K filed with the Securities and Exchange Commission cause actual results, performance or achievements to be materially different from (SEC) March 15, 2022 and its other reports filed with the SEC could cause actual any future results, performance or achievements expressed or implied by the results to differ materially from those indicated by the forward-looking statements forward-looking statements, including, but not limited to, the following: the impact made in this presentation. Any such forward-looking statements represent management’s estimates as of the date of this presentation. While the Company of COVID-19 on the Company’s ongoing and planned clinical trials, research and development and manufacturing activities, the Company’s business and financial may elect to update such forward-looking statements at some point in the future, markets; the Company has incurred and will continue to incur significant losses it disclaims any obligation to do so, even if subsequent events cause its views to and is not and may never be profitable; need for additional funding to complete change. These forward-looking statements should not be relied upon as development and commercialization of any product candidate; the Company’s representing the Company’s views as of any date subsequent to the date of this dependence on the development of FX-322; the unproven approach of the PCA presentation. platform; the lengthy, expensive and uncertain © Frequency Therapeutics, Inc. | 2

2022/2023 Milestones and Catalysts

FREQUENCY THERAPEUTICS

FX-322-208 (Hearing Restoration)	FX-345 (Hearing Restoration)	Remyelination in Multiple Sclerosis
Projected Enrollment Completion **Q3:22**	Phase 1b Start **H2:22**	Candidate Selection **2022**
Projected Readout **Q4:22** or **Q1:23**	Phase 1b Readout **H1:23**	MS Clinical Trial Start **2023**

© Frequency Therapeutics, Inc. | 3

A Vision Built on Regeneration Since 2014, Frequency has been developing small molecule therapeutics to activate a person’s innate regenerative potential, within the body, to repair tissue and restore human function. © Frequency Therapeutics, Inc. | 4

Power of the Progenitor Cell Activation (PCA) Approach Ease of No Change to Harnessing Manufacturing Genome Innate Biology Use of small Activating native Progenitors molecules: no need programs, already located to remove or grow reducing safety within the cells ex vivo concerns target tissue © Frequency Therapeutics, Inc. | 5 © Frequency Therapeutics, Inc. | 5

A Series of Firsts in Hearing Restoration First PK/PD First clinical First speech First to show shown for a studies to show perception sustained hearing therapeutic hearing improvements improvements candidate improvements measured and continued improvements over time © © F Fr req equ uen enc cy y T Th her era ap peu eut tiic cs s, I , In nc c. . | | 6 6

FX-322: A Small Molecule Candidate to Address the Underlying Pathology Synergy between pathways aims to activate progenitor cells and regenerate sensory cells in the cochlea © Frequency Therapeutics, Inc. | 7

FX-322: Directly Targeting the Regeneration of Sensory Hair Cells in the Cochlea The injection concentrates FX-322 FX-322 is administered via a standard in the cochlear region critical for intratympanic injection, a routine speech intelligibility procedure performed by ENTs © Frequency Therapeutics, Inc. | 8

Five FX-322 Completed Studies: 193 Treated Subjects Favorable Safety Profile with No Treatment-Related SAEs 2018 2019 2020 2021 2022 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 SINGLE-DOSE STUDIES SSNHL and NIHL Study (201) Phase 1/2 Durability Mild-Moderately Severe [18-65 y/o] Study (201-2) 1 201 Study of Administration Conditions (111) All Etiologies, Mild-Severe [18-65 y/o] 2 111 Age-Related Hearing Loss Study (112) Mild-Moderately Severe [66-85 y/o] 3 112 Severe Hearing Loss Study (113) All Etiologies [18-65 y/o] 4 113 MULTIPLE-INJECTION STUDY SSNHL and NIHL Study (202) [Mild-Moderately Severe [18-65 y/o] 5 202 = Data Readout © Frequency Therapeutics, Inc. | 9

FX-322-201, FX-322-111, FX-322-113 Single-Dose Safety Studies with Hearing Improvement Signal 2018 2019 2020 2021 2022 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 SINGLE-DOSE STUDIES SSNHL and NIHL Study (201) Phase 1/2 Durability Mild-Moderately Severe [18-65 y/o] Study (201-2) 1 201 Study of Administration Conditions (111) All Etiologies, Mild-Severe [18-65 y/o] 2 111 Age-Related Hearing Loss Study (112) Mild-Moderately Severe [66-85 y/o] 3 112 Severe Hearing Loss Study (113) All Etiologies [18-65 y/o] 4 113 MULTIPLE-INJECTION STUDY SSNHL and NIHL Study (202) [Mild-Moderately Severe [18-65 y/o] 5 202 = Data Readout © Frequency Therapeutics, Inc. | 10

Data from Controlled Studies (FX-322-201, FX-322-111)

Improvement Shown in Speech Perception in Quiet with Single Dose

Phase 1/2 Study FX-322-201 Overview

- Placebo-controlled, multi-center, randomized study
- Mild to moderately severe subjects, age 18-65 (n=23)
- NIHL/SSNHL

Study Results

- 33% of subjects achieved 10% or greater absolute improvement in word recognition in treated ear
- Statistically significant *and* clinically meaningful improvements in WR
- No meaningful changes in placebo group
- Favorable safety profile



Day-90 Word Recognition Scores Across Studies
FX-322-201 Phase 1/2
FX-322-111 Phase 1b
% Exceeding Absolute 10%
40%
30%
20%
10%
0%
Placebo (n=8)
FX-322 (n=15)
Untreated * (n=32)
FX-322 * (n=32)

Phase 1b Study FX-322-111 Overview

- Compared different FX-322 administration conditions
- Open-label, multi-center, randomized study
- Mild to severe subjects, age 18-65 (n=33)

Study Results

- 34% of subjects achieved 10% or greater absolute improvement in word recognition (WR) in treated ear
- Statistically significant *and* clinically meaningful improvements in WR
- Favorable safety profile

**Total of 33 patients enrolled in study, 32 subjects completed 90-day clinical assessment period*

© Frequency Therapeutics, Inc. | 11

FX-322 Phase 1/2 Durability Data: Patients Show Sustained Hearing Improvements 13-21 Months After Initial Dosing 50 50W Month 16** Month 21** Month 19** Month 13** Month 21** 47 Key Findings 50W 40 Preliminary evidence *25W 50W 39 indicating a durable benefit 38 38 50W 50W of hearing clarity 35 34 *25W 50W 30 30 29 50W Baseline - Correct words out of 50 26 50W Day 90 - Correct words out of 50 50W 22 20 20 1-2 Years - Correct words out of 50 50W 50W 16 50W 14 Three patients who had durable 12 10 improvements in intelligibility also had 50W pure tone audiometry improvements 7 of 10 – 15 dB at the highest frequency tested (8k Hz) 0 Subject 1 Subject 2 Subject 3 Subject 4 Subject 5 * 25W = 25 Word test performed outside an official study site at 13-18 months after dosing; results scaled to 50 words 50W = 50 Word test performed under a formal protocol at original study site at 18-21 months after dosing **Since FX-322 dosing © Frequency Therapeutics, Inc. | 12

Subjects in FX-322-111 Study Show Additional Hearing Improvements at Later Time Points Conducted longer-term, follow-up of FX-322-111 study subjects • 25 of 33 study subjects evaluated at 8-12 months following FX-322 dosing Results show some FX-322 dosed subjects accumulated hearing benefits over time • 3 subjects that had shown improvement trends in word recognition scores at day 90, achieved statistically significant scores when tested at the later time points To date, 8 of 32 evaluated study subjects have shown statistically significant improvements in speech perception scores in treated ears between 90 days and 1 year • No change observed in untreated ears © Frequency Therapeutics, Inc. | 13

Pooled FX-322 Data Shows Patterns of Response Single-dose Studies (201, 111, 112) Exceed 95% Confidence Interval % Exceeding Single-dose Studies Single-dose Studies 95% Confidence Interval (201, 111, 112) (201, 111 & 112) 25% 20 Exceeds 95% Confidence Interval 20% 10 14.1% 15% +10% 10% (5 words) 0 -10% (5 words) 5% 2.5% 2.1% 0% -10 Untreated Literature* Treated Treated Untreated Placebo and Placebo n = 71 n = 84 n = 13 n = 71 n = 97 95% confidence intervals established by Thornton & Raffin (1978) and modified by Carney & Schlauch (2007) © Frequency Therapeutics, Inc. | 14 Change in Words

FX-322-113: Hearing Signal and Speech Perception Improvements Observed in Subjects with Severe SNHL Double-blind, placebo-controlled study of 31 individuals randomized 4:1 • Pure tone average deficit between 71-90 decibel hearing level (dBHL) • Potential cochlear implant candidates Improvements in Bamford-Kowal-Bench Sentence-in-Noise exam (BKB- SIN) observed in treated ears • BKB-SIN measures signal-to-noise ratios required for subjects to correctly repeat words in sentences • Four FX-322 treated subjects show improvement, two with a 6 dB response • A single placebo subject showed a 3.6 dB change • No improvements observed in words-in-quiet Favorable safety profile • No treatment-related SAEs © Frequency Therapeutics, Inc. | 15 © Frequency Therapeutics, Inc. | 15

FX-322-202: Multiple Injection Study Impacted by Inconsistent Baseline Measures 2018 2019 2020 2021 2022 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 SINGLE-DOSE STUDIES SSNHL and NIHL Study (201) Phase 1/2 Durability Mild-Moderately Severe [18-65 y/o] Study (201-2) 1 201 Study of Administration Conditions (111) All Etiologies, Mild-Severe [18-65 y/o] 2 111 Age-Related Hearing Loss Study (112) Mild-Moderately Severe [66-85 y/o] 3 112 Severe Hearing Loss Study (113) All Etiologies [18-65 y/o] 4 113 MULTIPLE-INJECTION STUDY SSNHL and NIHL Study (202) [Mild-Moderately Severe [18-65 y/o] 5 202 = Data Readout © Frequency Therapeutics, Inc. | 16

Comparing Pooled Data to Multiple-Injection Study FX-322-202 Placebo-Treated and Untreated Ears are Outside 95% Confidence Interval % Exceeding % Exceeding Single-dose Studies Multiple Injection Study 95% Confidence 95% Confidence Interval Interval (201, 111, 112) (202) 25% 25% 21.2% 20% 20% 15.4% 14.1% 15% 15% 10% 10% 5% 5% 2.5% 2.5% 2.1% 0% 0% Untreated Untreated Literature* Treated Literature Treated and Placebo and Placebo n = 71 n = 66 n = 104 n = 97 95% confidence intervals established by Thornton & Raffin (1978) and modified by Carney & Schlauch (2007) © Frequency Therapeutics, Inc. | 17

Clinical Study Data Informs New FX-322 Phase 2b Study © Frequency Therapeutics, Inc. | 18

New Clinical Study FX-322-208 Designed to Advance Drug Candidate to Pivotal Trials Built upon insights Sufficient sample Reduce from trials with hearing size to demonstrate potential restoration signal efficacy for bias Etiology, severity, Multiple baseline Approach based baseline speech measures on pooled data perception Primary endpoint of Multiple speech speech perception perception tests © © F Fr req equ uen enc cy y T Th her era ap peu eut tiic cs s, I , In nc c. . | | 19 19

Pooled Single-Dose Studies (201, 111, 112) Data Suggest Patterns Between Etiology/Severity and Response Moderately- Moderate Mild Severe Severe 71 Treated with single-dose of FX-322 Noise The size of each circle represents the 0% 0% 33% (18-65 years) number of people tested per group The color of the circle represents the percentage of responders Sudden 208 Trial: Target Population 0% 27% 40% (18-65 years) 7-10 Million U.S. patients 208 Trial FX-322: Extended Population Age-related 0% 7% 0% (65+ years) 15+ Million U.S. patients © Frequency Therapeutics, Inc. | 20

Multiple Design Features Have Been Added to Mitigate Bias And Demonstrate Greater Separation Between Signal and Placebo Lead-in phase with multiple Start of 1-Month Lead-in baseline measures Day -30 Lead-in Sites and patients masked to Day -15 qualifying test results Baseline Day 1 All sessions recorded and monitored Ability to disqualify subjects based on symptom stability © Frequency Therapeutics, Inc. | 21

New FX-322 Placebo-Controlled Phase 2b Study Commenced First patient dosed in FX-322-208 Study in October 2021 Subjects Screened to Enter Lead-in Pure tone average 35-85dB 124 Subjects Start of 1-Month Lead-in Day -30 Subjects will have diagnosed Lead-in period with noise induced or sudden 3 visits determines Lead-in sensorineural hearing loss trial candidacy based Day -15 on consistency of audiologic testing Ages 18 – 65 Baseline Day 1 Randomize 124 subjects assumes 10% attrition Study powered at 80% FX-322 Placebo Effect size 20% over placebo Placebo 1X 1X Significance level is 0.05 1X N = 62 N = 62 N = 62 Follow-up Visits: Days 30, 60, 90 © Frequency Therapeutics, Inc. | 22

FDA Type C Meeting Held to Gain Alignment ALIGNMENT Primary Endpoint Gained alignment with FDA on speech perception as the primary endpoint 208 Study Design FDA reviewed and commented on 208 study, comments were incorporated into study protocol Patient Reported Outcomes (PRO) FDA feedback provided on novel PRO development called RADIAL; special meeting granted for further discussion © Frequency Therapeutics, Inc. | 23

Today's Hearing Loss Market Has No Restorative Treatments

FREQUENCY THERAPEUTICS

Only 20%

Market penetration for hearing aids

~$10 Billion

US hearing aid market annual sales

~41 Million

Individuals with SNHL in U.S.

$980 Billion

Lost annually due to untreated hearing loss globally*

*Source: World Health Organization

© Frequency Therapeutics, Inc. | 24

Hearing Loss Can Have a Significant Impact on Overall Health July, 2020 November, 2018 Increased risks with untreated hearing loss “Hearing loss is the largest potentially modifiable risk factor 50% 41% for developing dementia” Dementia Depression JAMA Nov 8, 2018, Deal J, et al. Incident Hearing Loss and Comorbidity. A Longitudinal Administrative Claims Study. © Frequency Therapeutics, Inc. | 25

Pipeline Expansion © Frequency Therapeutics, Inc. | 26

New Regenerative Program What if we were able to get drug deeper into the cochlea? © Frequency Therapeutics, Inc. | 27

FX-345 Working to Achieve Broad Exposure Through the Cochlea • Second clinical program focused on regrowth of sensory cells • Enables coverage of large portion of cochlea • Potential to address additional SNHL patient types • Formulation enabling evaluation of a range of dose levels • Developing in addition to FX-322. Clinical data will drive commercial positioning © Frequency Therapeutics, Inc. | 28

FX-345 – A New Development Candidate Creating Effective Drug Levels Through Large Portion of Cochlea © Frequency Therapeutics, Inc. | 29

FX-345 Path to Clinic Program start planned for H2:2022 for a Phase 1b study in patients with SNHL Enables us to clinically evaluate increased cochlear coverage across range of doses in multiple patient populations Candidate IND-enabling Phase 1b Phase 1b selection GLP tox Program Start Read Out On-going H2 2022 H1 2023 © © F Fr req equ uen enc cy y T Th her era ap peu eut tiic cs s, I , In nc c. . | | 30 30

New Regenerative Program What if we could extend our approach to other degenerative diseases? © Frequency Therapeutics, Inc. | 31

Novel Frequency Small Molecule Inhibitors Drive Oligodendrocyte Differentiation



Frequency discovered a novel and highly effective target

Developed novel chemical entities that are highly potent inducers of oligodendrocyte differentiation

Lead Optimization generated FREQ-162



% Newly Differentiated Oligodendrocytes
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
Vehicle
Negative Control
1 nM
3 nM
10 nM
30 nM
100 nM
FREQ-162

- Highly potent
- Highly efficacious
- Orally bioavailable
- Brain penetrant
- Novel chemical entity
- Patent application filed

© Frequency Therapeutics, Inc. | 32

FREQ-162 Outperforms Literature Compounds *In Vivo*

Adult mice received 3 doses of comparator compounds or a single dose of FREQ-162
Brains were stained for a marker of newly generated oligodendrocytes
Single dose FREQ-162 induces more OPCs to differentiate than comparator compounds


Vehicle
T3 / Thyromimetic
α-Lingo Antibody
Clemastine / Anti-Muscarinic
FREQ-162
x 3 days
10 mg/kg x 3 days
5 mg/kg x 3 days
75 mg/kg x 3 days
5 mg/kg, Single Dose

Thyroid Hormone: Thyromimetic Class

α-Lingo antibody: Blocking antibody

Clemastine: Anti-Muscarinic Class

FREQ-162 induces formation of newly differentiated oligodendrocytes in both white and gray matter

© Frequency Therapeutics, Inc. | 33

The Cuprizone Model of Chronic Demyelination Healthy Control Cuprizone, Vehicle Cortex Corpus Callosum Adult mice were demyelinated via 17 months of cuprizone Striatum administration • Elderly mice with long term demyelination Myelin Basic Protein Myelin Basic Protein © Frequency Therapeutics, Inc. | 34

FREQ-162 Outperforms Published Compounds *In Vivo*

FREQUENCY THERAPEUTICS

Adult mice received up to 10 daily doses of comparators or a single dose of FREQ-162
Brains were stained for Myelin Basic Protein (green)
Single dose FREQ-162 induces more remyelination than comparator compounds


Vehicle
T3 / Thyromimetic
α-Lingo Antibody
Clemastine / Anti-Muscarinic
FREQ-162
x 10 doses
10 mg/kg x 10 doses
5 mg/kg x 3 doses
75 mg/kg x 10 doses
5 mg/kg, Single Dose

Thyroid Hormone:
Thyromimetic Class

α-Lingo antibody:
Lingo inhibitor

Clemastine:
Anti-Muscarinic Class

FREQ-162 induces formation of new myelin in white and gray matter

Animals demyelinated for 17 months via cuprizone treatment

© Frequency Therapeutics, Inc. | 35

Frequency NCEs Outperform Competitors: High Magnification FREQ-162 Vehicle Cortex Cortex High Magnification view reveals that FREQ-162 Corpus Callosum Corpus Callosum yields myelination • in both white and gray matter • In the appropriate orientation and location Striatum Striatum 5 mg/kg x 1 dose Myelin Basic Protein © Frequency Therapeutics, Inc. | 36

FREQ-162: Highly Reproducible Increases in Myelination All 8 out of 8 mice treated with FREQ-162 showed robust increases in myelination in both white and gray matter tracts Vehicle #1 #2 #3 #4 #5 #7 #6 #8 FREQ-162 #1 #2 #3 #4 #5 #7 #6 #8 Myelin Basic Protein © Frequency Therapeutics, Inc. | 37

Freq-162 Induces Robust 6000 Increases in Myelination Myelin Basic Protein 5000 • Forebrain myelin basic protein levels 4000 quantitated • A single dose of a Frequency compound induces robust remyelination 3000 2000 Dose Fold Compound # of doses P= (mg/kg) change α-Lingo antibody 5 3 0.9 x 0.99 Clemastine 75 10 1.7 x 0.70 1000 Thyroid Hormone (T3) 10 10 1.4 x 0.95 FREQ-162 5 1 7.7 x <0.0001 0 Healthy Vehicle T3 Lingo Ab Clemastine FREQ-162 (10 mg/kg) (5 mg/kg) (75 mg/kg) (5 mg/kg) Naive © Frequency Therapeutics, Inc. | 38 MBP (Intensity Weighted Pixel Count)

Remyelination: Path Forward Discovered novel target Generated multiple compounds Induced high levels of oligodendrocyte differentiation and remyelination in vivo Initiating IND enabling studies © Frequency Therapeutics, Inc. | 39

Our Path Forward We believe FX-322 restores hearing. We know characteristics of FX-322 responders. Learnings from previous trials informed new trial design with strong controls and FDA aligned clinical endpoints. We have a compelling new hearing program that will allow us to explore the impact of going deeper into the cochlea. We also have an exciting remyelination program in multiple sclerosis with a novel target and a strong response in vivo. We are a well capitalized company with resources to deliver innovation for patients and value for investors. • $142.4m in cash and cash equivalents*, runway into 2024 • Ex-US partnership with Astellas, significant milestones and royalties *Number reflects unaudited Cash, Cash Equivalents, and Marketable Securities as of December 31, 2021, and does not include Restricted Cash © Frequency Therapeutics, Inc. | 40

Appendix

Broad Potential of Progenitor Cell Activation Approach 4 © Frequency Therapeutics, Inc. | 42 2

Origin of Frequency Therapeutics Tissue-Specific, Pre-programmed Stem Cells Decoding Enabling Frequency Intestinal Cochlear Therapeutics Regeneration Regeneration Small molecule Langer and Karp publish Same cues reactivate therapeutics show small molecules activate normally inactive clinical proof intestinal progenitors progenitors in the cochlea of concept Niche-independent high-purity cultures of Clonal Expansion of Lgr5-Positive Cells Lgr5+ intestinal stem cells and their progeny from Mammalian Cochlea and High- Purity Generation of Sensory Hair Cells © Frequency Therapeutics, Inc. | 43

Frequency Progenitor Cell Activation (PCA) Approach Inactive Progenitor Cell Inactive ACTIVATED Progenitor Progenitor Asymmetric division using native programs Functional Target Cell Combinations of small molecules designed to activate progenitor cells © Frequency Therapeutics, Inc. | 44

Uniqueness of Our PCA approach Previous Approaches Frequency’s PCA Approach Pluripotent Multipotent Yamanaka 4 Factors Partial Reprogramming Bipotent Transdifferentiation Fully Differentiated Hair Progenitor Hair Progenitor Cell Cell Cell Cell © Frequency Therapeutics, Inc. | 45

Our Approach: Activation of Progenitors to Replace Hair Cell Loss Despite Hair Cell Loss, Progenitor Cells Remain Audiogram Human Cochlea Cross-section 47 Year Old Male with Occupational Noise Deafness © Frequency Therapeutics, Inc. | 46

Profound Synergy Between Pathways to Regenerate Cells Culture Media Wnt Activation (glycogen synthase kinase-3 Cochlear Progenitor (GSK3) Inhibitor; NCE) Proliferation (Lgr5+ – GFP) HDAC Inhibition (sodium valproate) Wnt Activation + HDAC inhibition PROFOUND SYNERGY HDAC = Histone deacetylase NCE = new chemical entity In vitro mouse model testing © Frequency Therapeutics, Inc. | 47

FX-322 Agents Induce Protein Expression Consistent with Fully Functional Sensory Hair Cells Hair cells Hair cells Hair cells Hair bundles Transducing cell dye Synapses Sensing Sound Creating Signal Transmitting Signal Generating intricate Producing functional Synaptic proteins to communicate hair bundles ion channels with nerve are present McLean et al., 2017, Cell Reports 18, 1917–1929 February 21 © Frequency Therapeutics, Inc. | 48 http://dx.doi.org/10.1016/j.celrep.2017.01.066

Images Showing Cellular Regeneration In Vivo Hearing Loss Model VEHICLE CONTROL TREATED WITH FX-322 HAIR CELLS NUCLEI HAIR CELLS NUCLEI Representative of n=7; Numbers correspond to frequencies; 30 days after treating © Frequency Therapeutics, Inc. | 49

Clinically Meaningful: 10% Means Needing Audiologic Help Words 100% 50 May get by with 90% 45 consumer technology and lifestyle changes. Difficult communication, 80% 40 +10% especially in noise. Challenges to home 70% 35 and work relationships. 60% 30 Needs help. -10% Can no longer communicate in person or on phone 50% 25 without professional audiologic help. 40% 20 30% 15 20% 10 10% 5 0% 0 © Frequency Therapeutics, Inc. | 50

Clinically Meaningful: 10% Means Functional Deafness or Need for Implant Words 100% 50 90% 45 80% 40 70% 35 Can communicate using hearing aids and 60% 30 accommodations at home Unable to communicate, and work. 50% 25 +10% even with hearing aids. At risk for depression 40% 20 due to impact on home 30% 15 -10% and work. Cochlear implants 20% 10 or functionally deaf. 10% 5 0% 0 © Frequency Therapeutics, Inc. | 51

Astellas Collaboration: Ex-US Development and Commercialization of FX-322 • Development and commercialization collaboration for FX-322, including lifecycle improvements • Astellas has ex-US rights; Frequency retains US rights to FX-322 Strategic commitment to invest in • Payments of up to $625mm which included $80mm upfront ENT as a therapeutic area - Development milestone payments to Frequency of ————— $65.0 million and $25.0 million upon the first dosing of a Research focus in regenerative patient in a Phase 2b clinical trial for SNHL in Europe and medicine Asia, respectively ————— - $100.0 million and $40.0 million upon the first dosing of a Global footprint in major markets patient in a Phase 3 clinical trial for SNHL in Europe and and distributorship model in Asia, respectively Africa/ME and LATAM • Development & commercialization: Astellas responsible for execution and costs of ex-US clinical development and commercialization © Frequency Therapeutics, Inc. | 52

Proven Leadership Team

FREQUENCY THERAPEUTICS



David Lucchino
President, CEO & Co-Founder

Former CEO of Entrega Bio (PureTech). Co-founder / CEO of Semprus BioSciences (acquired), Polaris Partners. MIT Sloan Fellow.



Chris Loose, Ph.D.
Chief Scientific Officer & Co-Founder

Co-founder/CTO of Semprus BioSciences through FDA / CE clearance and acquisition. Princeton, MIT, Hertz Fellow and Yale Faculty.



Carl Lebel, Ph.D.
Chief Development Officer

Chief Scientific Officer of Otonomy (2009 to 2016). Executive Director, Amgen. Scientific fellow of the American Academy of Otolaryngology.



Dana Hilt, M.D.
Chief Medical Officer

Neurologist and neuroscientist with two decades in biopharma and CNS drug development. Amgen, Lysosomal, Forum Pharma.



Sue Stewart, J.D., LLM
Chief Regulatory Officer

CRO at numerous biopharma companies including Kaleido Biosciences, Candel Therapeutics, and regulatory leadership roles at Tokai Pharma, Transmolar and Genzyme Corp.



Wendy Arnold
Chief People Officer

HR leader with extensive life science experience including senior leadership roles at Kaleido Biosciences, Moderna, Celgene Avilomics Research, and Inotek Pharmaceuticals



Quentin McCubbin, Ph.D.
Chief Manufacturing Officer

Led pharmaceutical sciences and process chemistry at Takeda / Millennium and headed technical operations Cerevel Therapeutics.

© Frequency Therapeutics, Inc. | 53

Scientific Advisory Board



Jeff Karp, Ph.D.

Associate Professor at Brigham and Women's Hospital, Harvard Medical School



Robert Langer, SC.D.

David H. Koch Institute Professor at the Massachusetts Institute of Technology



Robin Franklin, Ph.D.

Professor of Stem Cell Medicine, Wellcome Trust-MRC Cambridge Stem Cell Institute



Sheng Ding, Ph.D.

Senior Investigator, Gladstone Institute of Cardiovascular Disease



Sean J. Morrison, Ph.D.

Director of the Children's Medical Center Research Institute, UT Southwestern



Siddhartha Mukherjee, M.D., D.Phil.

Assistant Professor of Medicine, Columbia University Medical Center



Amy Wagers, Ph.D.

Forst Family Professor of Stem Cell and Regenerative Biology, Harvard University

Clinical Advisory Board



Dan Lee, M.D.

Director, Pediatric Otology and Neurotology, Mass Eye and Ear



Rene Gifford, Ph.D.

Associate Director of Pediatric Audiology, Director of Cochlear Implant Program, Vanderbilt University



Steve Rauch, M.D.

Director, Vestibular Division, Medical Director, Mass. Eye and Ear Balance and Vestibular Center



Ruth Litovsky, Ph.D.

Professor, Communications Sciences and Disorders and Surgery Division of Otolaryngology, University of Wisconsin



Chris Runge, Ph.D.

Chief of the Division of Communication Sciences, Medical College of Wisconsin



Joni Doherty, MD, Ph.D.

Assistant Professor of Clinical Otolaryngology-Head and Neck Surgery, Keck School of Medicine of USC.



Julie Arenberg, MS, Ph.D.

Associate Director of Clinical Audiology for Research and Education, Mass Eye and Ear



David Friedland, M.D., Ph.D.

Vice-Chair of the Department of Otolaryngology and Communications Sciences, Medical College of Wisconsin

© Frequency Therapeutics, Inc. | 54

Pioneering a New Category in Regenerative Medicine Frequency Therapeutics Corporate Presentation April 2022